SUPPLEMENT DATED MARCH 21, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR PSF AVANTIS BALANCED ALLOCATION PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024, for PSF Avantis Balanced Allocation Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective May 1, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the table in the second paragraph is deleted and replaced with the following:

BROAD ASSET CLASS ALLOCATIONS

Debt	Equity
25– 50%	50 – 75%